SHARE CAPITAL	12 Months Ended
Dec. 31, 2019
Disclosure of reserves within equity [abstract]
SHARE CAPITAL [Text Block]

8. SHARE CAPITAL

a. Authorized share capital

The Company is authorized to issue an unlimited number of common shares without par value and an unlimited number of preferred shares without par value.

b. Acquisition of mineral claims

On August 28, 2019, Western acquired the 311 mineral claims that comprise the Canadian Creek Property from Cariboo Rose.  The Company issued 3 million common shares to Cariboo Rose valued at $0.92 per common share for an aggregate value of $2,760,000.

c. Financing

On May 17, 2019, Western completed a brokered private placement of flow-through common shares (the "FT Shares").  The Company issued a total of 3,727,000 FT Shares, comprised of (i) 3,333,333 FT Shares pursuant to the base offering and (ii) 393,667 FT Shares pursuant to the agent's exercise of its option, at a price of $0.90 per FT Share for aggregate gross proceeds of $3,354,300.  Issuance costs related to the private placement totaled $341,660.  A flow-through premium liability was record in the amount of $857,210 (note 7).

On February 8, 2018, Western issued 2,905,066 units at a price of $1.15 per unit for aggregate gross proceeds of $3,340,826.  Each unit consisted of one common share and half of a non-transferable warrant.  Each whole warrant entitles the holder to purchase one additional common share at a price of $1.75 until February 8, 2020.  Issuance costs related to the financing totaled $152,825.

The fair value assigned to the warrants was calculated using the Black-Scholes option pricing model and the following inputs and assumptions:

Warrants issued	1,452,533
Exercise price	$1.75
Market price	$1.10
Expected term (years)	2.0
Expected share price volatility	63.8%
Average risk-free interest rate	1.83%
Expected dividend yield	-

FAIR VALUE ASSIGNED	$319,000